Third Party Administration	21 Months Ended
Sep. 30, 2020
Third Party Administration
Third Party Administration

Note 18. Third Party Administration

The Company commenced its third party administrative (“TPA”) services in 2012 as an additional revenue source. These services are offered to non-affiliated entities. These agreements, for various levels of administrative services on behalf of each company, generate fee income for the Company. Services provided vary based on their needs and can include some or all aspects of back-office accounting and policy administration. TPA fee income associated with the administering of the Unified transactions from July 1, 2018 through December 31, 2018 was $90,796 and fees earned for other TPA administration during the year ended December 31, 2019 and 2018 were $48,300 and $89,240, respectively. The TPA contracts were not a significant source of revenue as of September 30, 2020.